UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2017

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700
Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company                        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                ☐

Item 7.01.                                        Regulation FD Disclosure.

On August 16, 2017, United Rentals, Inc. (the “Company”) issued a joint press release with Neff Corporation (attached hereto as Exhibit 99.1) announcing that it will hold an investor conference call on Thursday, August 17, 2017.  On the investor call, executives of the Company will present information regarding the Company and its planned acquisition of Neff, which may include a discussion of the Company’s business, financial performance and forward-looking information.

The conference call will begin at 8:30 a.m. EDT, and the number is 855-458-4217 (international: 574-990-3605).

The conference call will also be available live by audio webcast at unitedrentals.com, where it will be archived for 30 days. The replay number for the call is 404-537-3406, passcode is 72555593.

The information in Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. The disclosure in this report, including Exhibit 99.1 attached hereto, of any information does not constitute an admission that such information is material.

Item 9.01.      Financial Statements and Exhibits.

99.1  Joint Press Release issued by United Rentals, Inc. and Neff Corporation dated August 16, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2017

UNITED RENTALS, INC.

By:	/s/ Craig Pintoff
	Name:	Craig Pintoff
	Title:	Executive Vice President — Chief Administrative and Legal Officer

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Craig Pintoff
	Name:	Craig Pintoff
	Title:	Executive Vice President — Chief Administrative and Legal Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint Press Release issued by United Rentals, Inc. and Neff Corporation dated August 16, 2017